                                                                     EXHIBIT 4.1


              COMMON STOCK             [LOGO OF SPINNAKER EXPLORATION COMPANY APPEARS HERE]               COMMON STOCK
                 NUMBER                                                                                      SHARES
 SE-
                                                                                                        CUSIP 84855W 10 9
     THIS CERTIFICATE IS TRANSFERABLE                                                          SEE REVERSE FOR CERTAIN DEFINITIONS
IN CHICAGO, ILLINOIS AND NEW YORK, NEW YORK


                                   SPINNAKER
                              EXPLORATION COMPANY

                            INCORPORATED UNDER THE
                         LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER
                                   SHARE, OF

Spinnaker Exploration Company transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.
Dated:

[SIGNATURE APPEARS HERE]   [SIGNATURE APPEARS HERE]     [SEAL APPEARS HERE]        Countersigned and Registered:
       President                  Secretary                                               HARRIS TRUST AND SAVINGS BANK,
                                                                                                       Transfer Agent and Registrar
                                                                                   By

                                                                                                                Authorized Signature

                         SPINNAKER EXPLORATION COMPANY

  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MAY BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common               UNIF GIFT MIN ACT--............. Custodian...........
                                                                   (Cust)               (Minor)
TEN ENT--as tenants by the entireties                           under Uniform Gifts to Minors Act
                                                                ..................................
JT TEN--as joint tenants with right                                         (State)
        of survivorship and not as tenants in
       common

    Additional abbreviations may also be used though not in the above list.

  For Value Received,_____________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL
    SECURITY OR OTHER
  IDENTIFYING NUMBER OF
        ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------
__________________________________________________________________________Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

                               X_______________________________________________

NOTICE: THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.

                               X_______________________________________________

                                ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                INSTITUTION (SUCH AS A BANK OR BROKER) WHICH
                                IS A PARTICIPANT IN THE SECURITIES TRANSFER
                                AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW
                                YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM, ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.